EXHIBIT 10.72
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                             SUBSCRIPTION AGREEMENT
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     This Subscription Agreement (the "Agreement") is made and entered into as of the date set forth below by and between the person or entity set forth on the signature page below (the "Investor") and Performance Health Technologies, Inc. ("PHT").

                                    RECITALS

     WHEREAS, PHT has authorized the issuance and sale of a note in the principal amount of $250,000 (the "Note"); and

     WHEREAS, the Investor desires to purchase the Note on the terms set forth herein;

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. PURCHASE AND SALE OF NOTE

     1.1 At the Closing (as defined below) the Investor shall purchase from PHT and PHT shall sell to the Investor, subject to all of the terms and conditions hereof, the Note.

2. CLOSING

     2.1 Date of Closing. The closing (the "Closing") of the purchase and sale of the Note shall take place on any date agreed to by the Investor and PHT (the "Closing Date").

     2.2 Items to be Delivered by the Investor to PHT. The following shall be delivered by the Investor to PHT on the Closing Date:

          (a)  this Agreement executed by the Investor;

          (b)  the Investor Questionnaire;

          (c) the purchase price for the Note by wire transfer to the following account:

               Bank:
               Account Name:
               ABA/ Routing #:
               Account #:
               Sub-Account:

     2.3 Items to be Delivered to the Investor by PHT. The following shall be delivered by PHT to the Investor on the Closing Date:

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          (a)  the Note;

          (b) 625,000 Warrants to purchase Common Stock of PHT (with such Warrants having an exercise price of $0.50 per share and a five year term (the "Warrants");

          (c)  an origination fee of $12,500; and

          (d) Security Agreement granting Holder a first priority security interest in substantially all of the assets of the Company PARI PASSU with a security interest granted or to be granted to one other investor who has invested $250,000 to purchase a Company note on the same terms set forth herein.

3. REPRESENTATIONS AND WARRANTIES OF PHT

     PHT hereby represents and warrants to the Investor as follows:

     3.1 Corporate Existence and Power. PHT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. PHT has all corporate power and all material governmental permits required to carry on its business as now conducted.

     3.2 Corporate Authorization; Enforceability. The execution, delivery and performance by PHT of this Agreement, the Note and the Warrants is within PHT's corporate powers and have been duly authorized by the Board of Directors of PHT and no other corporate action on the part of PHT is necessary to authorize this Agreement or issuance of the Note. This Agreement has been, and the Note and the Warrants will be duly executed and delivered by PHT. This Agreement constitutes the valid and binding agreement of PHT, enforceable against PHT in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     3.3 Capitalization. The authorized capital stock of PHT consists of 70,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock"), of which 41,512,364 shares of Common Stock and no shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable.

     3.4 No Conflict. The execution, delivery and performance by PHT of this Agreement, and the consummation of the transactions contemplated hereby, including issuance of the Note and the Warrants, do not and will not at the Closing, (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to PHT, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of PHT under any material contract to which PHT is a party or (c) violate any organizational document of PHT.

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     3.5 Note and Warrants. The Note and Warrants, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of any lien or other limitation or restriction.

     3.6 Securities Matters. Subject to the accuracy of the representations of the Investor set forth in Section 4.4 hereof the offer, sale and issuance of the Note and Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. PHT has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Note and Warrants as contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to PHT as follows:

     4.1 Organization and Good Standing; Power and Authority. Any Investor that is a corporation (a) is a corporation duly organized, validly existing and in good standing under the laws of its organization, and (b) has all requisite corporate power and authority and all authorizations, licenses and material permits necessary to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Agreement.

     4.2 Authorization of the Agreement. This Agreement constitutes a valid and legally binding obligation of the Investor except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity.

     4.3 No Conflict. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not at the Closing (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Investor, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of the Investor under any material contract to which the Investor is a party or (c) violate any organizational document of any corporate Investor.

     4.4 Investment Representation.

          (a) The Investor has received and reviewed the following (the "PHT Documents"):

               1.   Subscription Agreement
               2.   The Note
               3.   The Warrants

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          (b)  The Investor or Investor's designated representatives have concluded a satisfactory due diligence investigation of PHT and have had an opportunity to review the PHT Documents and to have all of their questions related thereto satisfactorily answered.

          (c) The Investor acknowledges that the Note is speculative and involves a high degree of risk and the Investor represents that it is able to sustain the loss of the entire amount of its investment.

          (d) The Investor (or its members and/or officers) has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Note and the Warrants.

          (e) The Investor has received from PHT, and is relying on, no representations or projections with respect to PHT's business and prospects except as set forth in this Agreement and the PHT Documents.

          (f) The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (g) The Investor is acquiring the Note and the Warrants for investment purposes only without intent to distribute the same, and acknowledges that the Note has not been registered under the Securities Act and applicable state securities laws, and accordingly, constitutes "restricted securities" for purposes of the Securities Act and such state securities laws.

          (h) The Investor acknowledges that it will not be able to transfer the Note and the Warrants except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

          (i) The certificates and/or instruments evidencing the Note and the Warrants will contain the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR AN EXEMPTION FROM REGISTRATION AND OTHERWISE IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL OWNER OF THE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER."

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5. REGISTRATION RIGHTS

     5.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          (b) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange SEC (the "SEC").

          (c) "Registrable Securities" means the PHT common shares underlying the Note and Warrants.

          (d) "Registration Statement" means a registration statement under the 1933 Act which covers the Registrable Securities.

     5.2 Registration. Subject to the terms and conditions of this Agreement, the Company shall use its best efforts to prepare and file, no later than ninety
(90) days from the date hereof (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if PHT is then eligible, on Form S-3) under the 1933 Act (the "Initial Registration Statement") for the registration for the resale by the Investor of the Registrable Securities. If at any time prior to the Scheduled Filing Deadline, PHT shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide employee benefit plans) PHT shall include in such Registration Statement the Registrable Securities. PHT shall cause the Registration Statement to remain effective until the earlier of
(i) the Registrable Securities have been sold, or (ii) the date the Registrable Securities become eligible for sale without restriction under Rule 144(k) promulgated under the Securities Act of 1933.

     5.3 Effectiveness of the Initial Registration Statement. PHT shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than March 31, 2007 (the "Scheduled Effective Deadline") and
(ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement, but not later than the point in time that Section 144(k) becomes available for resale of the Registrable Securities.

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     5.4 Registration Period. PHT shall keep the Registration Statement effective pursuant to Rule 415 at all times through the earlier of (i) the Registrable Securities have been sold, or (ii) the date the Registrable Securities become eligible for sale without restriction under Rule 144(k) promulgated under the Securities Act of 1933 (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     5.5 Amendments. PHT shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of PHT covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of PHT's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), PHT shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for PHT to amend or supplement the Registration Statement.

     5.6 Expenses. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 5 shall be paid by PHT. The Investor shall pay his own legal fees, if any.

     5.7 Indemnification. With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

          (a) To the fullest extent permitted by law, PHT will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or

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               threatened, in respect thereof) arise out of or are based upon:
               (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if PHT files any amendment thereof or supplement thereto with the
               SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by PHT of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). PHT shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5h(1): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to PHT by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by PHT, if such prospectus was timely made available by PHT; and
               (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of PHT, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary herein or in any other agreement entered into between PHT and the Investor, PHT acknowledges and agrees that it is solely responsible and shall indemnify each Indemnified Person for the contents of any registration statement, prospectus or other filing made with the SEC or otherwise used in the offering of PHT's securities (except as such disclosure relates solely to the Investor and then only to the extent that such disclosure conforms with information furnished in writing by the Investor to PHT), even if the Investor or its agents as an accommodation to PHT participate or assist in the preparation of such registration statement, prospectus or other SEC filing. PHT shall retain its own legal counsel to review, edit, confirm and do all things such counsel deems

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               necessary or desirable to such registration statement, prospectus or other SEC filing to ensure that it does not contain an untrue statement or alleged untrue statement of material fact or omit or alleged to omit a material fact necessary to make the statements made therein, in light of the circumstances under which the statements were made, not misleading. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor.

          (b) In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 5h(1), PHT, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls PHT within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to PHT by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 5i, such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5(h)(2) and the agreement with respect to contribution contained below shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 5h(2) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5h(2) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in

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               respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d) The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

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          (e)  The indemnity agreements contained herein shall be in addition to
               (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     5.8 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5h to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to $250,000.

6. MISCELLANEOUS

     6.1 Definitions.

     "Business Day" means a day that is not a Saturday, Sunday or a day on which commercial banking institutions located in New York City, New York are authorized or required to close.

     "Securities Act" means the Securities Act of 1933, as amended.

     6.2 Confidentiality.

          (a) The Investor agrees to keep confidential any and all non-public information delivered or made available to the Investor by PHT except for disclosures, as necessary, made by the Investor to the Investor's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Investor of this confidentiality covenant and for whom the Investor shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Investor from disclosing such information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Investor, (iii) which has been publicly disclosed or (iv) to any of its members provided that any such members agree in writing (with a copy provided to PHT) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause (i) and/or (ii) of the preceding sentence, the Investor shall promptly notify PHT in writing of any applicable order, request or demand for such information, cooperate with PHT if and to the extent that PHT elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. No Investor shall use for its own benefit, nor permit any other

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               person to use for such person's benefit, any of PHT's non-public information including, without limitation, in connection with the purchase and/or sale of PHT's securities.

          (b) PHT shall in no event disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information PHT marks such information as "Non-Public Information - Confidential" and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. PHT may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to PHT and the Investor.

          (c) Nothing herein shall require PHT to disclose non-public information to the Investor or its advisors or representatives, and PHT represents that it does not disseminate non-public information to any Investors who purchase stock in PHT in a public offering, to money managers or to securities analysts.


     6.3 Costs and Expenses. PHT and the Investor shall bear their own costs and expenses in connection with this transaction.

     6.4 Survival. All agreements, covenants, representations and warranties made by PHT or by the Investor herein shall survive the execution and delivery of this Agreement.

     6.5 Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon PHT, or the Investor under this Agreement shall be in writing and facsimiled, mailed or delivered to each party at the facsimile number or its address as provided below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when facsimiled, upon confirmation of receipt to the following:

                  Performance Health Technologies, Inc.
                  427 River View Plaza, Trenton, New Jersey 08611
                  Attention:  Robert Prunetti
                  Fax:  (609) 656-0869

     To the Investor at the Address Set Forth on the Investor Questionnaire.

     6.6 Nonwaiver. No failure or delay on any party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

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     6.7 Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by all of the parties. Such waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

     6.8 Assignments. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.9 Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     6.10 Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof or thereof.

     6.11 Entire Agreement. This Agreement constitutes and contains the entire agreement of the parties hereto and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

     6.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules.

     6.13 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New York located in the County of New York and the federal courts of the United States of America located in such State and County. Each of the parties (a) consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.6 will be deemed effective service of process on such party.

     6.14 JURY TRIAL. EACH PARTY HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE.

     6.15 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.






                                       By: ____________________________________
                                           Name:
                                           Title:
                                           Date:



                                       PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                       By: ____________________________________
                                           Robert D. Prunetti
                                           President and Chief Executive Officer
                                           Date:

A. INDIVIDUALS (IF INVESTOR IS AN INDIVIDUAL, COMPLETE THIS PART A)

1. Name of Investor(s)(1)

         Address (including Zip Code)_________________________________________
         _____________________________________________________________________

         Telephone No. (     )___________________________
         Telecopy No.  (     )___________________________

2. Indicate type of ownership subscribed for:

         ____  Individual
         ____  Joint Tenants with Rights of Survivorship
         ____  Tenant in Common
         ____  Tenants by the Entirety

3. Social Security Number(s)

4. Each Investor must initial at least one of the following statements:

         ____    (a)   Investor certifies that he/she is a director or executive
                       officer of PHT.

         ____    (b)   Investor certifies that he/she is a natural person whose
                       individual net worth, or joint net worth with his/her spouse, at the time of his/her Loan to PHT exceed
                       $1,000,000 (inclusive of the value of his/her home, home furnishings and automobiles).

         ____    (c)   Investor certifies that he/she is a natural person who
                       has an individual income(2) in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

____________________
(1) If there is more than one Investor other than husband and wife, a separate Investor Questionnaire must be completed for each such Investor and attached to this Investor Questionnaire. If Investors are husband and wife, please include both names, be certain to complete item 2 and include both social security numbers (indicating to which individual each social security number belongs) in item 3.

(2) In determining income, a Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

B. ENTITIES (IF INVESTOR IS AN ENTITY, COMPLETE THIS PART B)

1. Name of Investor

     Address (including Zip Code)

     Telephone No. (    )
     Telecopy No.  (    )

2. Indicate type of entity:

     ____  Corporation            ____  Trust    ____  Limited Partnership

     ____  General Partnership    ____  IRA      ____  Pension Plan or Trust

     Other:

3. Date of formation or incorporation: _____________________________

4. State of formation or incorporation: ____________________________

5. Indicate whether Investor was organized for the specific purpose of acquiring Common Stock of PHT.
                                                        Yes ____    No ____

6. Indicate the individual(s) authorized to execute documents on behalf of the Entity Investor in connection with this investment:

     Name: _____________________________
     Title: ____________________________

     Taxpayer Identification Number: ___________________________________

7. Each Investor must initial at least one of the following statements:

         ____    (a)   Investor certifies that it is a bank as defined in
                       Section 3(a)(2) of the Securities Act of 1933, as amended
                       (the "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

         ____    (b)   Investor certifies that it is an insurance company as
                       defined in Section 2(13) of the Act.

         ____    (c)   Investor certifies that it is a broker/dealer registered
                       pursuant to the Securities Exchange Act of 1934, as amended.

         ____    (d)   Investor certifies that it is an investment company
                       registered under the Investment Company Act of 1940, as amended, or business development company as defined in
                       Section 2(a)(48) of such Act.

         ____    (e)   Investor certifies that it is a Small Business Investment
                       Company licensed by the U.S. Small Business
                       Administration under Section 301(c) or (d) of the Small
                       Business Investment Act of 1958.

         ____    (f)   Investor certifies that it is an employee benefit plan
                       within the meaning of Title I of the Employee Retirement
                       Income Security Act of 1974, as amended ("ERISA"), and either (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, investment decisions are made solely by persons that are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Act.

         ____    (g)   Investor certifies that it is a private business
                       development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

         ____    (h)   Investor certifies that it is a corporation, partnership,
                       a Massachusetts or similar business trust or other trust
                       (if the trust's purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Act) or other organization described in Section 501(c)(3) of the Internal Revenue
                       Code of 1986, as amended, not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of $5,000,000.

         ____    (i)   Investor certifies that it is an entity in which all of
                       the equity owners are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Act.

         ____    (j)   None of the statements in clauses (a) through (i) are
                       applicable to the Entity Investor and the Entity Investor is otherwise not an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Act.

8. Investor agrees to provide, upon request by PHT, the following information:

         (A) Corporations will provide the articles of incorporation, by-laws and corporate resolution authorizing the Loan and authorizing the person(s) signing this Investor Questionnaire. All the documents must be certified by the Secretary or Assistant

                  Secretary of the corporation as being true and correct copies thereof and in full force and effect.

         (B) Partnerships and limited liability companies will provide a copy of the partnership agreement, articles of organization, and/or operating agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

         (C) Trusts will provide a copy of the trust agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

C. ACKNOWLEDGEMENTS AND REPRESENTATIONS TO BE MADE BY ALL INVESTORS (EVERY INVESTOR MUST COMPLETE THIS PART C)

         Investor understands that PHT will be relying on the accuracy and completeness of the representations made above as well as Investor's responses to the questions contained in this Investor Questionnaire. Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim for damages as a result of such false representation.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, Investor agrees that PHT may present this Investor Questionnaire to such parties as PHT deems appropriate if called upon to establish that the Loan is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities law.

         Investor represents and warrants to PHT as follows (each Investor must initial all of the following):

         ____    (a)   The representations and the answers to the questions in
                       this Investor Questionnaire are complete and correct and may be relied upon by PHT and its counsel.

         ____    (b)   Investor has full power and authority to make the Loan to
                       PHT.

         ____    (c)   The Loan and this Investor Questionnaire have been duly
                       and validly authorized, executed, and delivered by Investor and constitute the valid, binding, and enforceable agreement of Investor.

         ____    (d)   Investor has reviewed this Questionnaire, including, but
                       not limited to the information set forth on pages 1-2, the Cover Letter accompanying this Subscription
                       Agreement, the Note and has received all information
                       Investor has deemed relevant and has had all of Investor's questions answered with respect to the Loan and PHT and has made such independent investigation into PHT as Investor has deemed necessary.

         ____    (e)   The Loan is made solely for the account of Investor with
                       a view to and for investment and not with a view to or for distribution, assignment, participation, or resale.
                       Investor has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge the Note, the Loan, or any interest therein. There are substantial restrictions on the transferability of the Note. There will be no public market for the Note and Investor must bear the economic risk involved in the Loan and the Common Stock for an indefinite term.

         ____    (f)   Investor acknowledges there is a substantial economic
                       risk with respect to the repayment of the Loan or any interest therein and that Investor has such knowledge and experience in financial and business matters that Investor is able to evaluate the risks and merits of the Loan and is making an informed decision to make the Loan.

         ____    (g)   Investor did not learn about the Loan through any
                       advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet or at any seminar or meeting to which Investor was invited by a general solicitation or advertising.

         ____    (h)   Investor hereby agrees to indemnify PHT and its officers,
                       directors, shareholders, agents, and employees and to hold each of such entities and persons harmless from and against any and all liabilities, loss, damages, costs, or expenses (including reasonable attorneys' fees) to which they, or any of them, may be put or which they, or any of them, may incur by reason of any breach of the representations and warranties made by Investor in this Investor Questionnaire.

         ____    (i)   Investor will notify PHT immediately of any material
                       change in any representation made above or any statement made herein that occurs prior to the closing of the Loan.


IF INVESTOR IS AN INDIVIDUAL:


__________________________________           ___________________________________
Signature of Investor                        Print Name of Investor


__________________________________           ___________________________________
Signature of Spouse, if applicable           Print Name of Spouse, if applicable


Date: ____________________

IF INVESTOR IS AN ENTITY:


_________________________________            ___________________________________
Signature of Officer,                        Print Name of Officer,
Trustee or Partner, as applicable            Trustee, or Partner, as applicable


Date: ___________________________




PHT HEREBY ACCEPTS THE LOAN FROM
INVESTOR AS OF ______________, 2006

Performance Health Technologies, Inc.


By: _____________________________
    Robert D. Prunetti